UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

TechTarget, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton MA	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 21, 2014, TechTarget, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC acting as representative of the underwriters named therein (collectively, the “Underwriters”) and entities affiliated with Technology Crossover Ventures and Polaris Venture Partners (collectively, the “Selling Stockholders”). Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell an aggregate of 5,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to the Underwriters. The Selling Stockholders also granted to the Underwriters a 30-day option to purchase up to an additional 750,000 shares of Common Stock.

The shares have been registered pursuant to a registration statement on Form S-3 (File No. 333-181187) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on May 4, 2012, declared effective by the SEC on May 25, 2012, and supplemented by a preliminary prospectus supplement dated as of May 13, 2014 and a final prospectus supplement dated as of May 21, 2014. The offering is expected to close on May 28, 2014 subject to the satisfaction of customary closing conditions. The Company will not receive any proceeds from the sale of the Common Stock in the offering.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete copy of the agreement filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the validity of the Common Stock to be sold by the Selling Stockholders in the offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The Company issued a press release on May 21, 2014 announcing the pricing of the sale of the Common Stock. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 21, 2014, by and among TechTarget, Inc., Jefferies LLC and entities affiliated with Technology Crossover Ventures and Polaris Venture Partners.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

99.1	Press Release dated May 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.
Date: May 23, 2014	By:	/s/ Janice Kelliher
Janice Kelliher Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 21, 2014, by and among TechTarget, Inc., Jefferies LLC and entities affiliated with Technology Crossover Ventures and Polaris Venture Partners.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Press Release dated May 21, 2014.